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                                                               EXHIBIT (17)(a)

                               POWER OF ATTORNEY


     We, the undersigned Trustees of each of State Street Research Capital Trust, State Street Research Equity Trust, State Street Research Exchange Trust, State Street Research Financial Trust, State Street Research Growth Trust, State Street Research Income Trust, State Street Research Institutional Funds, State Street Research Master Investment Trust, State Street Research Money Market Trust, State Street Research Securities Trust and State Street Research Tax-Exempt Trust, each a Massachusetts business trust, its principal executive officer and its principal financial and accounting officer, hereby severally constitute and appoint Francis J. McNamara, III, Terrence J. Cullen and Amy L. Simmons as our true and lawful attorneys, with full power to each of them alone to sign for us, in our names and in the capacities listed below, any Registration Statements and any and all amendments thereto of the Trusts filed with the Securities and Exchange Commission and generally to do all such things in the name and in the indicated capacities as are required to enable the Trusts to comply with provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming the signatures as they have been and may be signed by our said attorneys to said Registration Statements, and any and all amendments thereto.


     IN WITNESS WHEREOF, we have hereunto set our hands, on this 8th day of May, 2002.


SIGNATURES


   /s/ Richard S. Davis
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Richard S. Davis, Trustee and
principal executive officer


   /s/ Douglas A. Romich
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Douglas A. Romich, Principal financial
and accounting officer

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   /s/ Bruce R. Bond
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Bruce R. Bond, Trustee


   /s/ Steve A. Garban
--------------------------------------
Steve A. Garban, Trustee


   /s/ Dean O. Morton
--------------------------------------
Dean O. Morton, Trustee


   /s/ Susan M. Phillips
--------------------------------------
Susan M. Phillips, Trustee


   /s/ Toby Rosenblatt
--------------------------------------
Toby Rosenblatt, Trustee


   /s/ Michael S. Scott Morton
--------------------------------------
Michael S. Scott Morton, Trustee


   /s/ James M. Storey
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James M. Storey, Trustee